UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2016

WaferGen Bio-systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53252	90-0416683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Paseo Padre Parkway, Fremont, CA	94555
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):  (510) 651-4450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

On February 11, 2016, WaferGen Bio-systems, Inc. (together with its subsidiaries, the “Company”) received written notice from LBA Realty Fund III-Company VII, LLC (“LBA”), the landlord for the Company’s headquarters at 7400 Paseo Padre Drive, Fremont, California, that the Company’s lease dated as of October 22, 2009, as amended (the “Lease”), is being terminated effective April 9, 2016. Pursuant to the terms of the Lease, LBA has the right to terminate the Lease for any reason on 60 days written notice to the Company.

The Company expects to secure acceptable alternative space for its headquarters without any material interruption or effect to its business.

Forward-Looking Statements

This report contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to material known and unknown risks, uncertainties and contingencies. These forward-looking statements include, among others, statements about the Company’s ability to secure, in a timely manner, acceptable alternative space for the Company’s headquarters and the effects on the Company, its business and its finances of the termination of the Lease and the resulting relocation of the Company’s headquarters. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate,” and “estimate,” the negative of these words or other comparable words. These statements are only predictions and expressions of belief. You should not place undue reliance on these forward-looking statements. These forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, and involve a number of risks, uncertainties and contingencies that could cause actual results and events to differ materially from the statements made. Such factors include, among other things, the risks and uncertainties described in “Forward-Looking Statements” in the Company’s annual report on Form 10-K for the year ended December 31, 2014, and the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2015, which are on file with the U.S. Securities and Exchange Commission. Readers are strongly encouraged to consider these factors when evaluating forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaferGen Bio-systems, Inc.
Date: February 16, 2016	By:	/s/ Michael P. Henighan
	Name:	Michael P. Henighan
	Title:	Chief Financial Officer